UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

July 29, 2016

Date of Report (Date of Earliest Event Reported)

Leidos Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33072	20-3562868
(State of Incorporation)	(Commission File Number)	( I.R.S. Employer Identification No.)

11951 Freedom Drive, Reston, Virginia 20190

(Address of Principal Executive Offices) (Zip Code)

(571) 526-6000

(Telephone Number)

Not applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other events.

As previously announced, Leidos Holdings, Inc. (“Leidos”) entered into a definitive agreement with Lockheed Martin Corporation (“Lockheed Martin”) pursuant to which Leidos will combine with Lockheed Martin’s Information Systems & Global Solutions (“IS&GS”) business segment in a Reverse Morris Trust transaction, pursuant to the Agreement and Plan of Merger dated January 26, 2016, as amended (the “Merger Agreement”), among Leidos, Lockheed Martin, Abacus Innovations Corporation, a Delaware corporation and a wholly owned subsidiary of Lockheed Martin (“Abacus” or “Splitco”), and Lion Merger Co., a Delaware corporation and a wholly owned subsidiary of Leidos (“Merger Sub”).

On July 11, 2016, Lockheed Martin commenced an exchange offer related to the proposed transactions contemplated by the Merger Agreement. The exchange offer provides Lockheed Martin stockholders with the opportunity to exchange their shares of Lockheed Martin common stock for shares of Abacus common stock, which will convert into shares of Leidos common stock upon completion of the merger. In connection with the exchange offer, (i) Abacus filed a Registration Statement on Form S-4 and Form S-1 with the Securities and Exchange Commission (“SEC”) that was declared effective on July 11, 2016 (Commission File No. 333-210797) (the “Abacus Registration Statement”) and (ii) Leidos filed a Registration Statement on Form S-4 with the SEC that also was declared effective on July 11, 2016 (Commission File No. 333-210796) (the “Leidos Registration Statement” and, together with the Abacus Registration Statement, the “Registration Statements”).

Leidos is filing this current report on Form 8-K to provide updated unaudited pro forma financial information, which gives effect to the Merger and the other transactions contemplated by the Merger Agreement as if they had been consummated, consisting of an:

•	unaudited pro forma combined condensed consolidated balance sheet as of July 1, 2016;

•	unaudited pro forma combined condensed consolidated statement of income for the six months ended July 1, 2016;

•	unaudited pro forma combined consolidated statement of income for the eleven months ended January 1, 2016; and

•	unaudited supplemental combined consolidated statement of income for the 12 months ended January 1, 2016.

All capitalized terms used in the unaudited pro forma financial information have the meanings specified in the Leidos Registration Statement.

Also included in this current report on Form 8-K are updates to certain additional financial information included in the Registration Statements (“Additional Financial Information”), including:

•	certain non-GAAP financial measures that Leidos’ management uses to evaluate Leidos’ operating performance and will use to evaluate the combined business going forward;

•	reconciliation of the non-GAAP measures to income from continuing operations attributable to the company, basic earnings per share (“EPS”) from continuing operations and diluted EPS from continuing operations, the most directly comparable GAAP measures; and

•	the estimated value of backlog, which represents the estimated amount of future revenues to be recognized under negotiated contracts as work is performed.

The updated unaudited pro forma financial information and Additional Financial Information listed above are attached hereto as Exhibit 99.1 and are incorporated herein by reference. The Additional Financial Information will be incorporated by reference into the Abacus Registration Statement and the Leidos Registration Statement.

This Current Report on Form 8-K is also being filed to provide (i) the unaudited interim combined financial statements of the IS&GS business as of June 26, 2016 and for the six months ended June 26, 2016 and June 28, 2015, (ii) Management’s Discussion and Analysis of Financial Condition and Results of Operations of the IS&GS business for the six months ended June 26, 2016 and June 28, 2015, and (iii) the unaudited balance sheet of Abacus as of June 26, 2016, which are included as Exhibits 99.2, 99.3 and 99.4, respectively, to this Current Report on Form 8-K and incorporated herein by reference (collectively, the “IS&GS and Abacus Second Quarter Financial Information”). The IS&GS and Abacus Second Quarter Financial Information will also be incorporated by reference into the Abacus Registration Statement and the Leidos Registration Statement and has been provided to Leidos by Lockheed Martin.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

15.1	Acknowledgement of Ernst & Young LLP related to the Information Systems & Global Solutions Business

15.2	Acknowledgement of Ernst & Young LLP related to Abacus Innovations Corporation

99.1	Leidos Holdings, Inc. Unaudited Pro Forma Combined Consolidated Financial Statements, Supplemental Combined Consolidated Statement of Income, and Additional Financial Information

99.2	Unaudited Interim Combined Financial Statements of the Information Systems & Global Solutions Business as of June 26, 2016 and for the Six Months Ended June 26, 2016 and June 28, 2015

99.3	Management’s Discussion and Analysis of Financial Condition and Results of Operations of the Information Systems & Global Solutions Business for the Six Months Ended June 26, 2016 and June 28, 2015

99.4	Unaudited Balance Sheet of Abacus Innovations Corporation as of June 26, 2016

Cautionary Statement Regarding Forward Looking Statements

The forward looking statements contained in this document involve risks and uncertainties that may affect Leidos Holdings, Inc.’s (“Leidos”) operations, markets, products, services, prices and other factors as discussed in filings with the Securities and Exchange Commission (the “SEC”). These risks and uncertainties include, but are not limited to, economic, competitive, legal, governmental and technological factors. Accordingly, there is no assurance that the expectations of Leidos will be realized. This document also contains statements about the proposed business combination transaction between Leidos and Lockheed Martin Corporation (“Lockheed Martin”), in which Lockheed Martin will separate a substantial portion of its government information technology infrastructure services business and its technical services business, which have been realigned in the Information Systems & Global Solutions (IS&GS) business segment, and combine this business with Leidos in a Reverse Morris Trust transaction (the “Transaction”). Many factors could cause actual results to differ materially from these forward-looking statements with respect to the Transaction, including risks relating to the completion of the transaction on anticipated terms and timing, including obtaining stockholder and regulatory approvals, anticipated tax treatment, the dependency of any split-off transaction on market conditions and the value to be received in any split-off transaction, unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies for the management, expansion and growth of the new combined company’s operations, Leidos’ ability to integrate the businesses successfully and to achieve anticipated synergies, and the risk that disruptions from the Transaction will harm Leidos’ business. While the list of factors presented here is considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on Leidos’ consolidated financial condition, results of operations or liquidity. For a discussion identifying additional important factors that could cause actual results to vary materially from those anticipated in the forward-looking statements, see Leidos’ filings with the SEC, including the prospectus included in the registration statement on Form S-4, the prospectus filed by Leidos pursuant to Rule 424(b)(3), Leidos’ definitive proxy statement for its annual meeting of stockholders, as well as “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” in Leidos’ annual report on Form 10-K for the period ended January 1, 2016, its Quarterly Reports filed on Form 10-Q, and such other filings that Leidos makes with the SEC from time to time, which are available at http://www.Leidos.com and at the SEC’s web site at http://www.sec.gov. Leidos assumes no obligation to provide revisions or updates to any forward-looking statements should circumstances change, except as otherwise required by securities and other applicable laws.

Additional Information and Where to Find It

In connection with the proposed transaction, Abacus Innovations Corporation, a wholly-owned subsidiary of Lockheed Martin created for the Transaction (“Splitco”), has filed with the SEC, and the SEC declared effective on July 11, 2016, a registration statement on Form S-4 and Form S-1 containing a prospectus, and Leidos has filed with the SEC, and the SEC declared effective on July 11, 2016, a registration statement on Form S-4 containing a prospectus, and Leidos has filed with the SEC a definitive proxy statement on Schedule 14A. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE REGISTRATION STATEMENTS/PROSPECTUSES AND PROXY STATEMENT AS WELL AS ANY OTHER RELEVANT DOCUMENTS, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PARTIES AND THE PROPOSED TRANSACTION. Investors and security holders may obtain a free copy of the prospectuses and proxy statement and other documents filed with the SEC by Lockheed Martin, Splitco and Leidos at the SEC’s website at http://www.sec.gov. Free copies of these documents and each of the companies’ other filings with the SEC, also may be obtained from Leidos’ website at http://www.Leidos.com.

Non-Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEIDOS HOLDINGS, INC.

Date: July 29, 2016	By:	/s/ James C. Reagan
James C. Reagan
	Its:	Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

15.1	Acknowledgement of Ernst & Young LLP related to the Information Systems & Global Solutions Business

15.2	Acknowledgement of Ernst & Young LLP related to Abacus Innovations Corporation

99.1	Leidos Holdings, Inc. Unaudited Pro Forma Combined Consolidated Financial Statements, Supplemental Combined Consolidated Statement of Income, and Additional Financial Information

99.2	Unaudited Interim Combined Financial Statements of the Information Systems & Global Solutions Business as of June 26, 2016 and for the Six Months Ended June 26, 2016 and June 28, 2015

99.3	Management’s Discussion and Analysis of Financial Condition and Results of Operations of the Information Systems & Global Solutions Business for the Six Months Ended June 26, 2016 and June 28, 2015

99.4	Unaudited Balance Sheet of Abacus Innovations Corporation as of June 26, 2016